UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  April 7, 2003
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                  22-3802649
        Bermuda                       001-31305                 (IRS Employer
(State of Incorporation)      (Commission File Number)       Identification No.)

                            Perryville Corporate Park
                         Clinton, New Jersey 08809-4000
                    (Address of Principal Executive Offices)

                                 (908) 730-4000
                         (Registrant's Telephone Number,
                              Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements:

          None.

(b)       Pro Forma Financial Information:

          None.

(c)       Exhibits:

               The following exhibit is furnished as part of this Report to the extent described in Item 9.

               99.1 Press Release dated April 7, 2003.

Item 9.   REGULATION FD DISCLOSURE

          On April 7, 2003, Foster Wheeler Ltd. issued a press release announcing the resignation of the company's chief financial officer, which is attached as Exhibit 99.1 hereto. This Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

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
                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FOSTER WHEELER LTD.


DATE:  April 7, 2003                    By:  /s/ Lisa Fries Gardner
                                           ------------------------------------
                                           Lisa Fries Gardner
                                           Vice President and Secretary

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